Charter Financial CORPORATION

Investor Presentation

May 2011

Forward Looking Statement

This presentation and the accompanying commentary may contain "forward-looking statements" that may be identified by use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors that could cause actual results to differ materially from these estimates. These factors include but are not limited to general and local economic conditions; changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services. Any or all forward-looking statements in this release and in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties. Consequently, no forward-looking statements can be guaranteed. The Company disclaims any obligation to subsequently revise any forward- looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Ownership Structure

Charter Financial
CORPORATION


First Charter MHC
61%
Public Shareholders
39%
Charter Financial Corporation
CharterBank

Market Profile

Charter Financial CORPORATION

NASDAQ: CHFN

Recent Price (3/31/2011):	$11.05
Dividend:	$0.05 Per Quarter - 1.81% Yield
Shares Outstanding:	18.7 Million
Minority Shares	7.2 Million
Insider Ownership (3/31/2011):	5.9% of minority shares
Market Capitalization (3/31/2011):	$206.3 Million
Total Assets (3/31/2011):	$991.3 Million

Price-to-Book Multiple

March 31, 2011
Per Share

Charter Financial CORPORATION

Recent Price :	$11.05
Book Value :	$7.27
P/B Multiple :	1.52X
2nd Step Fully Converted P/B :	0.83X

Source: Stifel Nicolaus Weisel - Unaudited

CHFN Value Proposition

Charter Financial CORPORATION

- Track Record
  - Continuously Profitable and Well Capitalized
  - Strong Asset Quality
  - Core Deposit Focused
  - Experienced Management Team – (2) FDIC Assisted Acquisitions
- Opportunity
  - Growth via Strategic FDIC-Assisted Acquisition Opportunities
  - Building Suburban Atlanta Franchise
  - Improve Earnings through Cash Re-investment & Lower Credit Costs
  - Trading @ .83X 2nd Step Pro Forma Price/Book

2010 Accomplishments

Charter Financial CORPORATION

- Generated a $5.9 Million Fiscal Year Profit
- Maintained Credit Quality
- Increased Interest Rate Spread
- Improved Core Deposit and Funding Mix
- Executed Second FDIC-Assisted Acquisition
- Raised $26.6 Million in Common Equity via an Incremental Offering

Retail Markets

Legacy Markets
Acquired Markets FDIC



Birmingham
Atlanta
Athens
Columbus
Montgomery
Alabama
Georgia
Alt 27

Market Conditions

- KIA Motors Assembly Plant and Related Suppliers
- BRAC –Fort Benning
- Selective Lending Opportunities – Few Qualified Borrowers Seeking Loans
- Opportunities for FDIC-Assisted Acquisitions

Pipeline of Potential FDIC-Assisted Transactions in Georgia

Charter Financial CORPORATION

Potential Opportunity Asset Size Distribution



# of Institutions with a Texas Ratio Greater Than 75%
40
35
30
25
20
15
10
5
0
20
34
16
11
12
Total # GA Institutions with Texas Ratio > 75% = 93
Total Assets = $21.9 Billion
Total Branches = 373
$0 - $100M
$100 - $200M
$200 - $300M
$300 - $400M
$400M +
Asset Size

Source: SNL Financial as of 3/31/11.

FDIC-Assisted Acquisitions

- Benefits
  - Opportunity to Strategically Grow Franchise
  - Generate Bargain Purchase Gain
  - Substantial Source of Cash
- Difficulties
  - Limited Due Diligence
  - Infrastructure and Management
  - Liquidation of Nonperforming Covered Assets
  - Increases Complexity of Financial Results and Reporting
  - Reinvestment of Cash

Reinvestment Potential

Charter Financial Corporation

	3/31/2011
Cash	$105,792,907
FDIC Receivable	$64,691,226
Nonperforming Loans - Net of Discounts	$60,939,531
Other Real Estate Owned	$28,342,707
Total	$259,766,371

Charter Financial
CORPORATION

Financial Performance

Balance Sheet Highlights

Charter Financial Corporation

(000's)

	FYE 2008	FYE 2009	FYE 2010	Q2 2011
Total Assets	801,501	936,880	1,186,082	991,322
Loans, net	428,472	552,551	599,370	559,859
Securities	277,139	206,061	133,080	118,165
Cash	14,639	53,840	235,639	105,793
Total Liabilities	699,199	838,623	1,050,294	854,320
Retail Deposits	356,237	463,566	739,691	693,303
Total Borrowings	267,000	227,000	212,000	110,000
Total Equity	102,302	98,257	135,788	137,003

Total Funding Mix



Core Deposits
Retail CD's
Wholesale Funding
$1,200
$1,000
$800
$600
$400
$200
$0
Sep-07
Sep-08
Sep-09
Sep-10
Dec-10
Mar-11
29%
25%
46%
25%
27%
48%
26%
30%
44%
30%
41%
29%
34%
43%
23%
38%
44%
18%

Loans Outstanding

Loan Mix

March 31, 2011


NONOWNER-OCCUPIED NONRESIDENTIAL REAL ESTATE
COMMERCIAL
REAL ESTATE CONSTRUCTION
CONSUMER AND OTHER
1-4 FAMILY REAL ESTATE
OWNER-OCCUPIED NONRESIDENTIAL REAL ESTATE

Loans Outstanding, Net

Book Value

March 31, 2011

(000's millions)


$124.6
22%
$435.3
78%
Covered-Loss Sharing
Noncovered-Legacy

Nonperforming Asset Trend

Non Covered


$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
30-89 Days
REO
Non-Accrual

Acquired Loss Share Assets

Cumulative through March 31, 2011 Certificate Filing

Charter Financial CORPORATION

	Neighborhood		McIntosh		Total	
Opening/Closing/Net Shared-Loss Asset Balances	Non Single Family Balance	Single Family Balance	Non Single Family Balance	Single Family Balance	Balance	
Opening Balance	161,920,600	15,248,176	254,268,517	8,641,702	440,078,995	
Net Charge-offs	(61,321,864)	(2,332,251)	(84,703,999)	(117,430)	(148,475,544)	
Sales / Principal Collections / Recoveries	(25,432,617)	(8,447,754)	(40,986,290)	(4,081,920)	(78,948,581)	
Advances	1,866,949	1,168,017	1,517,568	136,058	4,688,592	
Closing Balance	77,033,068	5,636,188	130,095,796	4,578,410	217,343,463	*
Remaining Estimated Loss		5,965,111		47,631,146		
Total Estimated Loss		69,619,226		132,452,575		
Loss Threshold 80%/95% Reimbursement		82,000,000		106,000,000		

*Total Book Value of FDIC Loss Share Assets = $145,244,558

Loan Loss Reserve Analysis

Non Covered Loans

Charter Financial CORPORATION

(in 000's)	Dec 2009	Mar 2010	Jun 2010	Sep 2010	Dec 2010	Mar 2011
Non Matrix Reserves	871	849	820	732	585	916
Total Matrix Reserves	9,095	10,547	8,338	9,065	9,441	8,778
Total Reserves	9,966	11,396	9,158	9,797	10,026	9,694
Loan Loss Provision	800	3,000	1,300	700	800	300
Non-Accrual Loans	17,004	13,088	12,884	11,655	13,685	11,720
Total Loan Portfolio	482,987	474,724	472,127	461,220	458,073	444,479
Net Charge-Offs	166	1,569	3,239	361	572	632

Income Statement Highlights

Charter Financial Corporation

($000s)	FY 2008	FY 2009	FY 2010	YTD QTR2 2011
Net Interest Income	19,606	17,960	27,201	14,868
Provision for Loan Losses, Not Covered by FDIC	3,250	4,550	5,800	1,100
Provision for Covered Loan Losses	0	0	420	400
Non-Interest Income	18,950	11,792	17,510	5,125
Non-Interest Expense	20,284	22,581	30,469	18,036
Income Tax Expense	4,491	306	2,087	(70)
Net Income	**10,531**	**2,315**	**5,935**	**527**
Fully Diluted EPS	$.55	$.12	$.32	$.03

Yield and Margin Trend


7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
FY2007
FY2008
FY2009
FY2010
YTD Q2 2011
Yield: Interest Earning Assets
Cost of Interest Bearing Liabilities
Net Interest Margin

Total Income

Net Interest Income + Non-Interest Income

Charter Financial CORPORATION



$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$36,828
$101,743
$38,556
$29,752
$44,711
$19,993
FY 2006
FY 2007
FY 2008
FY 2009
FY 2010
YTD Q2 2011

Non-Interest Expense

Charter Financial CORPORATION



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY 2006
FY 2007
FY 2008
FY 2009
FY 2010
YTD Q2 2011
4%
7%
19%
12%
57%
5%
2%
19%
11%
63%
5%
3%
22%
14%
56%
5%
4%
20%
26%
45%
5%
5%
22%
23%
45%
4%
8%
15%
17%
56%
Marketing
Professional Services
Occupancy
Other
Salaries & Benefits

Future Challenges

Charter Financial CORPORATION

- Deal with Challenging Conditions
  - Mitigate Credit Losses
  - Enhance Management Infrastructure while Controlling Expenses
  - Comply with Dodd Frank
  - Strategic FDIC-Assisted Acquisitions
  - Invest Cash Wisely

Charter Financial
CORPORATION